Income Taxes (Notes)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes From Continuing Operations
Components of Income Taxes
The components of income from continuing operations before income taxes were as follows:

	Year Ended December 31,
Dollars in thousands	2014	2013	2012
U.S. operations	$188,473	$259,057	$263,730
Foreign operations	2,368	3,341	2,784
Total income from continuing operations before income taxes	$190,841	$262,398	$266,514

Components of Income Tax Expense
The components of income tax expense from continuing operations were as follows:

	Year Ended December 31,
Dollars in thousands	2014	2013	2012
Current:
U.S. Federal	$69,117	$38,876	$—
State and local	12,294	10,104	4,142
Foreign	415	(424)	7
Total current	81,826	48,556	4,149
Deferred:
U.S. Federal	(16,232)	(3,642)	87,715
State and local	427	(5,653)	8,002
Foreign	143	449	345
Total deferred	(15,662)	(8,846)	96,062
Total income tax expense	$66,164	$39,710	$100,211

Rate Reconciliation
The income tax expense differs from the amount that would result by applying the U.S. statutory rate to income before income taxes as follows:

	Year Ended December 31,
	2014	2013	2012
U.S Federal tax expense at statutory rates	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	4.1	3.9	3.9
Federal and state credits	(1.1)	(0.9)	(0.8)
Domestic production activities deduction	(3.6)	(0.6)	—
Recognition of outside basis differences	(1.1)	(15.4)	—
ecoATM option payments	1.4	0.7	—
Valuation allowance	—	2.3	—
Acquisition of ecoATM	—	(9.3)	—
Other	—	(0.6)	(0.5)
Effective tax rate	34.7%	15.1%	37.6%

Our effective tax rate for the year ended December 31, 2014 was lower than the U.S. Federal statutory rate of 35.0% due primarily to the Domestic Production Activities Deduction, which we are entitled to based on our domestic production activities and federal and state tax credits, partially offset by state income taxes.
Our effective tax rate for the year ended December 31, 2013 was lower than the U.S. Federal statutory rate of 35.0% due primarily to the following items:

•	During the fourth quarter of 2013, we reported a $16.7 million tax benefit related to the recognition of a worthless stock deduction from an outside basis difference in a corporate subsidiary.

•	During the third quarter of 2013, we reported a $24.3 million tax benefit related to the non-taxable gain upon the re-measurement of our previously held equity interest in ecoATM.

•
During the second quarter of 2013, we entered into an arrangement to sell certain NCR kiosks and a series of transactions to reorganize Redbox related subsidiary structures through the sale of a wholly owned subsidiary. As a result of the series of transactions we recorded a discrete one-time tax benefit of $17.8 million, net of a valuation allowance, through the realization of capital and ordinary gains and losses.

The combined impact of these three items was a 22.4 percentage point reduction in the effective tax rate for the year ended December 31, 2013. In addition, our 2013 effective tax rate was increased by state income taxes, offset partially by the Domestic Production Activities Deduction.
Our effective tax rate for the year ended December 31, 2012 was higher than the U.S. Federal statutory rate of 35.0% due primarily to state income taxes.
We did not provide for U.S. income taxes on certain undistributed earnings of foreign operations that were considered permanently invested outside of the United States. Upon repatriation, some of these earnings would generate foreign tax credits, which may reduce the U.S. tax liability associated with any future foreign dividend. At December 31, 2014, the cumulative amount of earnings upon which U.S. income taxes have not been provided was approximately $18.8 million.
Unrecognized Tax Benefits
The aggregate changes in the balance of unrecognized tax benefits were as follows:

Dollars in thousands	Year Ended December 31,
	2014	2013	2012
Balance, beginning of the year	$2,781	$2,383	$2,455
Additions based on tax positions related to the current year	1,836	824	—
Additions for tax positions related to prior years	806	18	251
Reductions for tax positions related to prior years	—	(257)	(71)
Reductions from lapse of applicable statute of limitations	(784)	(49)	(252)
Settlements	—	(138)	—
Balance, end of year	$4,639	$2,781	$2,383

We recognize interest and penalties, if any, related to income tax matters in Income tax expense. As of December 31, 2014 we accrued interest of $0.1 million. It was not necessary to accrue interest in 2013 or 2012 or accrue for penalties in any period presented.
Tax Years Open for Examination
As of December 31, 2014 for our major tax jurisdictions, the years 2011 through 2013 were open for examination by U.S. Federal and most state tax authorities. Additionally, the years 1998 through 2010 are subject to examination, to the extent that net operating loss and income tax credit carryforwards from those years were utilized in 2010 and later years.
Deferred Income Taxes
Deferred income tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the carrying amounts used for income tax purposes. Future tax benefits for net operating loss and tax credit carryforwards are also recognized to the extent that realization of such benefits is more likely than not.
In determining our tax provisions, management determined the deferred tax assets and liabilities for each separate tax jurisdiction and considered a number of factors including the positive and negative evidence regarding the realization of our deferred tax assets to determine whether a valuation allowance should be recognized with respect to our deferred tax assets.
Significant components of our deferred tax assets and liabilities and the net increase (decrease) in the valuation allowance were as follows:

Dollars in thousands	December 31,
	2014	2013
Deferred tax assets:
Income tax loss carryforwards	$5,690	$7,347
Capital loss carryforwards	5,930	5,917
Credit carryforwards	2,929	2,289
Accrued liabilities and allowances	22,652	14,929
Stock-based compensation	11,901	12,547
Intangible assets	17,166	17,252
Investment basis	—	3,968
Other	3,776	2,148
Gross deferred tax assets	70,044	66,397
Less: Valuation Allowance	(6,898)	(6,898)
Total deferred tax assets	63,146	59,499
Deferred tax liabilities:
Property and equipment	(68,417)	(93,407)
Product costs	(43,140)	(40,757)
Convertible debt interest	—	(552)
Total deferred tax liabilities	(111,557)	(134,716)
Net deferred tax liabilities	$(48,411)	$(75,217)

Change in Valuation Allowance

Dollars in thousands	Year Ended December 31,
	2014	2013	2012
Increase in valuation allowance	$—	$6,898	$—

Deferred Tax Assets Relating to Income Tax Loss Carryforwards
Our deferred tax assets relating to income tax loss carryforwards and expiration periods are summarized as follows:

Dollars in thousands	December 31, 2014
	Federal	State	Foreign
Net operating loss carryforwards	$257	$36,457	$16,448
Deferred tax assets related to net operating loss carryforwards	$90	$1,286	$4,314
Years that net operating loss carryforwards will expire between	2029 to 2034	2019 and 2034	2033 and 2035

Based upon our projections for future taxable income over the periods in which the deferred tax assets are deductible, we believe it is more likely than not that we will realize the benefits of these deductible differences.
U.S. State Tax Credits and Expiration Periods
The following table shows our U.S. state tax credits and related expiration periods. Based upon our projections for future taxable income, we believe it is more likely than not that we will realize the benefits of these credits prior to their expiration.

Dollars in thousands	December 31, 2014
	Amount	Expiration
U.S state tax credits:
Illinois state tax credits	$3,388	2016 to 2017
California U.S. state tax credits	1,118	Do not expire
Total U.S. state tax credits	$4,506